UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  03/08/2012

Commission File Number	Exact name of registrant as specified in its charter; State or other jurisdiction of incorporation; Address of principal executive offices; and Registrant's telephone number including area code	IRS Employer Identification Number
333-173712	BWAY PARENT COMPANY, INC. Delaware 8607 Roberts Drive, Suite 250 Atlanta, Georgia 30350-2237 770-645-4800	27-1902348
333-172764-01	BWAY INTERMEDIATE COMPANY, INC. Delaware 8607 Roberts Drive, Suite 250 Atlanta, Georgia 30350-2237 770-645-4800	27-2594571

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.    Changes in Registrant's Certifying Accountant

On March 8, 2012, following a competitive bid process (which included proposals from large accounting firms), the Audit Committee of the Board of Directors of each of BWAY Parent Company, Inc. and BWAY Intermediate Company, Inc. (collectively, the "Company") approved the engagement of PricewaterhouseCoopers LLP ("PWC") to serve as the Company's independent registered public accounting firm for the fiscal year ending September 30, 2012. The engagement of PWC followed the Audit Committee's dismissal of Deloitte and Touche LLP ("Deloitte") as the Company's independent registered public accounting firm, which was effective March 8, 2012.

Deloitte audited the Company's consolidated financial statements for the fiscal year ended September 30, 2011 (Successor) ("fiscal year 2011") and for the period from June 16, 2010 to September 2010 (Successor) and for the period from September 28, 2009 to June 15, 2010 (Predecessor, and collectively with Successor, "fiscal year 2010"). Deloitte's reports on the Company's financial statements for fiscal years 2011 and 2010 did not contain an adverse opinion or a disclaimer of opinion, and the reports were not qualified or modified as to uncertainty, audit scope or accounting principles, and included an explanatory paragraph related to the adoption of a new accounting standard.

During fiscal years 2011 and 2010 and through the date of this Form 8-K, (i) there were no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused Deloitte to make reference to the subject matter of the disagreement in their report on the Company's consolidated financial statements for such years, and (ii) there were no reportable events of the type described in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Deloitte with a copy of the above disclosures and has requested Deloitte to furnish the Company with a letter addressed to the Commission stating whether it agrees with the statements made by the Company in response to Item 304(a) of Regulation S-K and, if not, stating the respects in which it does not agree. A copy of Deloitte's letter, dated March 9, 2012, is included as Exhibit 16.1 to this Form 8-K.

During fiscal years 2011 and 2010 and through the date of this Form 8-K, neither the Company nor anyone acting on its behalf consulted PWC regarding either (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements or (2) any matter that was (a) either the subject of a disagreement with Deloitte on accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which, if not resolved to the satisfaction of Deloitte, would have caused Deloitte to make reference to the matter in their report, or (b) a reportable event of the type described in Item 304(a)(1)(v) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BWAY PARENT COMPANY, INC.

Date: March 09, 2012	By:	/s/ Michael B. Clauer
Michael B. Clauer
Executive Vice-President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
EX-16.1	Letter from Deloitte and Touche LLP to the Securities and Exchange Commission dated March 9, 2012